EXHIBIT 10.17

THE IOWA STATE BAR ASSOCIATION Official Form No. 136	Richard K. Updegraff, ISBA No. 5668	FOR THE LEGAL EFFECT OF THE USE OF THIS FORM, CONSULT YOUR LAWYER

PROMISSORY NOTE

$ 500,000.00		March 9 2007

FOR VALUE RECEIVED, the undersigned, each as principal, jointly and severally, promise(s) to pay to the order of Rawhide Management, L.L.C. at 3500 S. Phillips Avenue, Suite 241, Sioux Falls, SD 57105, Iowa, the sum of Five hundred thousand                                   DOLLARS with interest thereon from above date, payable as below at the equal to the interest rate established by the most recent auction of U.S. Treasury 1-year notes rate of 4.9 per cent per annum until payment hereof as follows:

In the event the Amended and Restated Capitalization Agreement executed by the parties on Feb 14, 2007, is terminated for any reason prior to the date that Rawhide subscribes for units in the Illini Offering or that Rawhide does not subscribe for units in the Illini Offering for any reason, the aggregate amount loaned by Rawhide to Illini pursuant to this note, together with interest accrued thereon, shall be repaid to Rawhide on the earlier of the Escrow Closing Date, the date upon which Illini or its unit holders receive alternate financing in the event that the Illini Offering does not succeed, or March 1, 2008. This note is subject to all the terms and conditions of the Amended and Restated Capitalization Agreement and specifically paragraph 2.4.

Interest shall first be deducted from the payment and any balance shall be applied on principal.

Principal and interest not paid when due shall draw interest at the rate of 4.9% per annum. Upon default in payment of any interest, or any installment of principal, the whole amount then unpaid shall become immediately due and payable at the option of the holder without notice. The undersigned, in case of suit on this note, agrees to pay attorney’s fees.

Makers, endorsers and sureties waive demand of payment, notice of non-payment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.

Address:	3600 Wabash Ave., Suite C Springfield, IL 62711	Illini Bio-Energy, L.L.C.
Phone:	(217) 726-9523

/s/ Ernest D. Moody		/s/ Lynn D. Jensen
Illini Bio-Energy, LLC		Rawhide Management, LLC

Caveat: This form not to be used for a Consumer Credit Transaction.

©	The Iowa State Bar Association 2005	136 PROMISSORY NOTE
	IOWADOCS®	Revised January 2005